                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported): December 12, 2003



                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


          Oklahoma                       0-6511                73-0728053
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


            151 Graham Road
             P.O. Box 9010
        College Station, Texas                                  77842-9010
---------------------------------------                         ----------
(Address of principal executive office)                         (Zip Code)

                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

     99.1 OI Corporation Press Release dated December 12, 2003 announcing strategic alliance with Intelligent Ion, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

     On December 12, 2003, OI Corporation issued a press release regarding its entering into a strategic alliance with Intelligent Ion, Inc. A copy of the press release is set forth as Exhibit 99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            O. I. CORPORATION


Date: December 12, 2003                     By:  /s/ William W. Botts
                                               --------------------------------
                                                 Name:  William W. Botts
                                                 Title: President/CEO

                                  EXHIBIT INDEX

   EXHIBIT NUMBER       DESCRIPTION
       99.1             OI Corporation Press Release dated December 12, 2003
                        announcing strategic alliance with Intelligent Ion, Inc.